ACCRUED EXPENSES (Details) - USD ($)	Jan. 31, 2023	Apr. 30, 2022	Apr. 30, 2021
ACCRUED EXPENSES
Penalties and interest - unpaid state income tax	$ 302,076	$ 283,983	$ 261,087
Unpaid federal income tax	1,764	1,764	1,764
Legal settlement (See Note 8 - Commitments and Contingencies)	0	70,000	70,000
Accrued payroll tax	839	839	0
Accrued penalties for failure to file federal tax returns	4,020	4,020	0
Late charges on unpaid promissory note	7,150	7,150	5,400
Total Accrued Expenses	$ 315,849	$ 367,756	$ 338,251